SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement

[ ]   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

NTS MORTGAGE INCOME FUND

(Name of Registrant as Specified In Its Charter)

NTS MORTGAGE INCOME FUND
10172 Linn Station Road, Louisville, Kentucky 40223
ATTN: Gregory A. Wells

(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box)

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  Title of each class of securities to which transaction applies:

  Aggregate number of securities to which transaction applies:

  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
  (set forth the amount on which the filing fee is calculated and state how it was determined):

  Proposed maximum aggregate value of transaction:

  Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identifying the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the
Form or Schedule and the date of its filing.

  Amount Previously Paid:

  Form, Schedule or Registration Statement No.:

  Filing Party:

  Date Filed:

                  [GRAPHIC OMITTED] MORTGAGE INCOME FUND
--------------------------------------------------------------------------------
7103 SOUTH REVERE PARKWAY                              ENGLEWOOD, COLORADO 80112

                                                                     May 7, 2004

DEAR STOCKHOLDER:

We invite you to attend the 2004 Annual Meeting of  Stockholders of NTS Mortgage
Income  Fund  ("Fund")  to  be  held  at  Fawn  Lake,  11901  Longstreet  Drive,
Spotsylvania, Virginia 22553 on June 15, 2004 at 11:00 a.m.

The attached  Notice of Annual Meeting and Proxy  Statement  describe the formal business to be  transacted  at the  meeting.  During the  meeting,  we will also report on the operations of the Fund. Directors and Officers of the Fund will be present to respond to any questions you may have.

Your vote is important, regardless of the number of shares you own. ON BEHALF
OF THE BOARD OF DIRECTORS,  WE URGE YOU TO COMPLETE BOTH SIDES,  SIGN,  DATE AND
RETURN THE ENCLOSED  PROXY CARD AS SOON AS POSSIBLE,  EVEN IF YOU CURRENTLY PLAN
TO ATTEND THE  ANNUAL  MEETING.  This will not  prevent  you from  voting in person, but will assure that your vote is counted if you are unable to attend.

                                                    Sincerely,

                                                    /s/ J.D. Nichols

                                                    J.D. Nichols
                                                    Chairman of the Board

[GRAPHIC OMITTED]MORTGAGE INCOME FUND

7103 South Revere Parkway
Englewood, Colorado 80112
----------------------------------------

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 15, 2004

----------------------------------------

To the Stockholders of NTS Mortgage Income Fund:

The Annual Meeting of Stockholders  (the "Meeting") of NTS Mortgage Income Fund,
a Delaware corporation (the "Fund"), will be convened on Tuesday, June 15, 2004, at Fawn Lake, 11901 Longstreet Drive, Spotsylvania, Virginia 22553 at 11:00 a.m.
Eastern Time (the "Meeting Date") pursuant to this notice.  All Stockholders are entitled to attend the Meeting if they so elect.  The Fund will solicit proxies, pursuant to the enclosed Proxy Statement,  for use at the Meeting on the Meeting
Date.  The Fund  expects  that a quorum will be present on the Meeting  Date and that the matters to be  considered  by the  Stockholders  at the Meeting will be acted  upon  then.  The  Annual  Meeting  of  Stockholders  will be held for the following purposes:

     1.   To elect six Directors to hold office until the next Annual Meeting of
          Stockholders or until their successors are elected and qualified;

     2.   To ratify the appointment of Ernst & Young LLP as independent auditors for the Fund for 2004; and

     3.   To  transact  such other  business  as may  properly  come  before the
          Meeting, or any adjournment thereof.

The Board of  Directors  has fixed the close of business on May 3, 2004,  as the record date for the  determination of Stockholders  entitled to notice of and to vote at the Meeting.

Whether or not you plan to attend the Meeting in person,  please  complete  both sides, sign, date and return the enclosed proxy card. Thank you very much.

                                                    /s/ Neil A. Mitchell
                                                    NEIL A. MITCHELL
                                                    Secretary and Treasurer

   The Fund's 2003 Annual Report is being mailed to Stockholders concurrently.

[GRAPHIC OMITTED]MORTGAGE INCOME FUND

----------------------------------------

PROXY STATEMENT

----------------------------------------

This Proxy Statement is furnished in connection with the  solicitation by and on behalf of the Board of  Directors  of NTS  Mortgage  Income Fund (the "Fund") of
proxies to be voted at the next Annual Meeting of  Stockholders  (the "Meeting")
when it is convened on Tuesday,  June 15, 2004, at 11:00 a.m.  Eastern Time (the
"Meeting  Date"),  or any subsequent  adjournment  thereof,  at Fawn Lake, 11901
Longstreet Drive, Spotsylvania, Virginia 22553.

THE PROXIES SOLICITED BY THE FUND PURSUANT TO THIS PROXY STATEMENT ARE SOLICITED
FOR USE AT THE MEETING  WHEN  CONVENED ON THE  MEETING  DATE AND ANY  SUBSEQUENT
ADJOURNMENTS AND MAY NOT BE USED FOR ANY PURPOSE, INCLUDING THE DETERMINATION OF
WHETHER  A QUORUM  IS  PRESENT,  PRIOR TO THE  MEETING  DATE.  THEREFORE,  IT IS
ANTICIPATED THAT THE BUSINESS OF THE FUND TO BE CONSIDERED AT THE MEETING,  WITH
RESPECT TO WHICH PROXIES ARE SOLICITED PURSUANT TO THIS PROXY STATEMENT, WILL BE
ADDRESSED ON THE MEETING DATE.

The  by-laws of the Fund (the  "By-Laws")  require  that the  Annual  Meeting of
Stockholders  of the Fund for any year be held not less  than  thirty  (30) days after delivery of the Annual Report,  but within six (6) months after the end of each fiscal year unless extended due to the inability to hold the meeting within such  time,  in which case it shall be held as soon as  practicable  thereafter.
Therefore,  the 2004 Annual Meeting of Stockholders of the Fund will be convened on June 15, 2004 (the "Meeting Date").

The  solicitation of proxies will be by mail and the cost will be borne directly by the Fund. Upon request, the Fund will reimburse banks, brokers,  nominees and related  fiduciaries for reasonable  expenses incurred by them in sending annual reports  and proxy  materials  to  beneficial  owners  of  shares to the  extent required by Rule  14a-13(a-b)  under the  Securities  Exchange  Act of 1934,  as amended.

Shares  of common  stock of the Fund  (the  "Shares")  represented  by  properly executed  proxies  received by the Board of Directors  prior to the Meeting Date will be voted at the  Meeting on the Meeting  Date.  Shares not  represented  by properly executed proxies will not be voted. Where a Stockholder  specifies in a proxy a  choice  with  respect  to any  matter  to be  acted  upon,  the  Shares represented by such proxy will be voted as specified.  Where a Stockholder  does not specify a choice,  in an otherwise  properly executed proxy, with respect to any proposal referred to therein,  the Shares  represented by such proxy will be voted with respect to such proposal in accordance  with the  recommendations  of the Board of Directors  described  herein. A Stockholder who signs and returns a proxy in the  accompanying  form may revoke it by: (i) giving  written notice of revocation to the Secretary of the Fund before the proxy is voted at the Meeting on the Meeting Date; (ii) executing and delivering a later-dated proxy; or (iii)
attending  the  Meeting  on the  Meeting  Date and  voting  his or her Shares in person.

The close of  business  on May 3, 2004 has been fixed as the record date for the determination  of  Stockholders  entitled  to  notice  of,  and to vote at,  the
Meeting. On such date, the Fund had outstanding  approximately 3,187,000 shares, each of which entitles the holder  thereof to one vote at the Meeting.  There is no  cumulative  voting.  Stockholders  of record as of the  record  date will be entitled  to  vote  at  the  Meeting  or any  adjournments  thereof.  A  quorum, consisting  of the holders of at least a majority of the issued and  outstanding
Shares eligible to vote, must be present,  in person or by proxy, at the Meeting for valid Stockholder action to be taken.

The mailing address of the principal executive offices of the Fund is 10172 Linn
Station Road,  Louisville,  Kentucky 40223. This proxy statement and the related proxy card are being mailed to Stockholders on or about May 7, 2004.

MATTERS TO BE CONSIDERED BY STOCKHOLDERS

Proposal No. 1 - Election of Directors

Six  members  of the Board of  Directors  ("Directors")  will be  elected at the
Meeting,  each to serve  until  the  next  Annual  Meeting  of  Stockholders  or otherwise as provided by the By-Laws and until their  respective  successors are elected and qualified.

Unless instructions to the contrary are given, the persons named as proxy voters in the  accompanying  proxy, or their  substitutes,  will vote for the following nominees for Director  with respect to all proxies  received by the Fund. If any nominee should become unavailable for any reason, it is intended that votes will be  cast  for a  substitute  nominee  designated  by the  remaining  Independent
Directors,  with  respect to the  Independent  Directors,  and by the  remaining
Affiliated  Director,  with respect to the  Affiliated  Directors.  The Board of
Directors  has no reason to believe  that the  nominees  named will be unable to serve if elected.

The By-Laws provide that an Independent Director may not, directly or indirectly
(including  through a member of his immediate  family),  own any interest in, be employed by, have any present  material  business or  professional  relationship with, or serve as a director or trustee of, more than two real estate investment trusts  ("REITs")  organized by the NTS Advisory  Corporation (the "Advisor") or
its  affiliates.  Additionally,  an  Independent  Director may not perform other services  for the Fund,  except as a  Director.  The  By-Laws  provide  that the
Independent  Directors,  or a committee  thereof,  shall nominate  persons to be elected as  Independent  Directors.  The names of the nominees  for  Independent
Director and certain  information  regarding  them,  including  their  principal occupation for the past five years, are as follows:

                                                                                   Year First
                                       Principal Occupation(s)                      Elected A
Name               Age                   During Past 5 Years                         Director
----               ---                   -------------------                         --------

Robert M. Day      52  Mr. Day is President of  EdwardsDay  Incorporated,  a private    1999
                       real  estate  investment  firm,  which  is the  successor  to
                       Lambert  Smith  &  Hampton,  in  Atlanta,  Georgia.  Mr.  Day
                       received a Bachelor  of Business  Administration  degree from
                       Georgia State  University and holds an MAI  designation  from the Appraisal  Institute.  Mr. Day is a member of the Atlanta
                       Board of Realtors and the Urban Land Institute.

Gerald B. Thomas   65  Mr. Thomas has 26 years  experience in Commercial Real Estate    1988
                       lending.  Formerly a Senior Vice President  with  Mid-America
                       Bank  of  Louisville,  Mr.  Thomas  joined  Citizens  Bank of
                       Kentucky   in   February   1996  as  Vice   President,   with
                       responsibility  of developing real estate portfolios for four
                       Kentucky   affiliate   banks   of   CNB   Bancshares,   Inc.,
                       Evansville,   Indiana.   Mr.  Thomas  has  attended   Eastern
                       Kentucky  University,  National School of Real Estate Finance
                       (Ohio  State  University)  and  National  Institute  of  Real
                       Estate  Appraisers  (University  of  Louisville).   He  is  a
                       former board member of Big Brothers/Big Sisters,  Louisville,
                       Kentucky  and  Co-chairman  of  the  Programs,  Planning  and
                       Evaluation Committee.

Gerald B. Brenzel  72  Mr.   Brenzel  has  over  forty  years   experience   in  the    1996
                       securities  industry.  Mr.  Brenzel  was  founder  and CEO of
                       Commonwealth  Investment  Group,  Inc., an  investment  money
                       managers  and   regional   brokerage   firm  in   Louisville,
                       Kentucky.  From 1964 to 1988,  Mr.  Brenzel was Regional Vice
                       President and Branch  Manager of Stifel,  Nicolaus & Company,
                       and a member  of the Board of that  firm,  was also an allied member of the New York Stock  Exchange  (1964 thru  1988).  A former  Governor of the National  Association  of  Securities
                       Dealers,  Mr.  Brenzel  attended the University of Louisville for three years and also served  three years in the U. S. Air
                       Force during the Korean War.

Robert A. Guimbarda 53 Mr.  Guimbarda  is President  of Enhanced  Value  Strategies,    2003
                       Inc.  (EVS) a St. Louis,  Missouri  based  full-service  real
                       estate   consulting   firm  he  founded  in  1998.   In  this
                       capacity,  he has been  providing  consulting  services  to a variety  of  clients,  concentrating  principally  on capital solutions  (debt and equity) and strategic  policies for real
                       estate   organizations.   Through  EVS  he  has  worked  with
                       service  providers,  private and  institutional  investors as
                       well  as   developers  of  single  family  and  multi  family
                       residential  communities.  Mr. Guimbarda has been involved in key  management  positions  in the real estate  industry  for more than  eighteen  years.  He was  associated  with Paragon
                       Group, Inc. as a financial and administrative  officer in its
                       Midwest  Region  Headquarters  as well as having  operational
                       responsibilities   in  both   multi-family   and   commercial
                       property  disciplines.  Mr.  Guimbarda  holds a  Bachelor  of
                       Science   degree  in   Accounting   from   California   State
                       University  - Hayward,  California.  He worked with Coopers &
                       Lybrand for  approximately  five years  concentrating  on the construction and financial  service  industries.  He is a CPA
                       (Missouri) and has had extensive  audit  experience with both large and small clients.  Mr.  Guimbarda has been active with a variety of industry groups  including;  National  Apartment
                       Association; St. Louis Home Builders Association;  BDMA; IREM
                       and the Missouri Society of CPA's.

The By-Laws provide that the two Affiliated  Directors shall be nominated by the
Affiliated  Directors.  The names of the  nominees for  Affiliated  Director and certain information regarding them, including their principal occupation for the past five years, are as follows:

                                                                             Year First
                                      Principal Occupation(s)                 Elected A
Name            Age                     During Past 5 Years                   Director
----            ---                     -------------------                   --------

J. D. Nichols   62       Since 1985,  Mr. Nichols has been Chairman of the      1988
                         Board  and  Chief   Executive   Officer   of  NTS
                         Corporation,  as well as its  various  affiliates
                         and predecessor  companies.  NTS Corporation is a
                         real estate development and construction company.

Brian F. Lavin  50       Mr. Lavin has been  President of NTS  Corporation      1999
                         and NTS  Development  Company  since  June  1997.
                         From November  1994 through June 1997,  Mr. Lavin
                         served as President of the  Residential  Division
                         of Paragon  Group,  Inc., and as a Vice President
                         of Paragon's  Midwest  Division prior to November
                         1994.   In  this   capacity,   he  directed   the
                         development,  marketing,  leasing and  management
                         operations    for   the   firm's    real   estate
                         portfolios.  He  has  served  as  a  Director  of
                         Louisville   Apartment   Association.   He  is  a
                         licensed   Kentucky   Real   Estate   Broker  and
                         Certified Property Manager.

Meetings of the Board of Directors and Committees of the Board

The Board of Directors  meets at least  quarterly to address the business of the
Fund either in person or by telephone  conference.  The Board of  Directors  met four  times,  either in person or by  telephone,  in 2003 and all members of the
Board of  Directors  attended at least 75% of such  meetings.  The Fund's  Audit
Committee also met four times in 2003 either in person or by telephone,  and all members of the Audit Committee attended each meeting.  The Fund's Nominating and
Corporate Governance Committee formed during 2004.

Committees of the Board of Directors

The standing committees of the Board of Directors are:

The  Audit  Committee  assists  the  board in  fulfilling  its  oversight responsibility  relating to: (1) the integrity of our financial statements;  (2)
our compliance with legal and regulatory  requirements;  (3) the  qualifications and  independence  of the independent  auditors;  and (4) the performance of our internal  audit  function  and  independent  auditors.  The  report of the Audit
Committee required by the rules of the SEC is included in this proxy statement.  The Board has determined  that each member of the Audit Committee is independent in accordance with the standards set forth in the Audit  Committee's charter, including the Nasdaq Stock Market corporate governance rules. The Audit
Committee's   charter  is   available   to   Stockholders   free  of  charge  at
www.ntsdevelopment.com.

The  Nominating  and  Corporate  Governance  Committee,  which was formed recently,  is responsible for identifying  individuals qualified to become Board members and recommending to the Board the director  nominees for the next annual meeting of  Stockholders.  In  accordance  with its charter the  Committee  will consider  individuals  properly  identified by the  Stockholders to become Board members.  This  Committee  will also lead the Board in its annual  review of the
Board's  performance  and recommend to the Board  director  candidates  for each committee  for  appointment  by the Board.  The Board has  determined  that each member of the  Nominating and Corporate  Governance  Committee is independent in accordance  with the standards set forth in the Committee's  charter,  including the Nasdaq Stock Market corporate governance rules. The Nominating and Corporate
Governance  Committee  charter is  available to  Stockholders  free of charge at
www.ntsdevelopment.com.

Audit Committee Report

We, the members of the Audit Committee of NTS Mortgage Income Fund, represent the following:

     1)   The Audit  Committee  has reviewed and  discussed  the Fund's  audited financial statements with management of the Fund;

     2)   The Audit Committee has discussed with its independent  auditors,  the matters required to be discussed by Statement of Accounting  Standards
          61, as may be modified or supplemented;

     3)   The Audit  Committee  has  received  the written  disclosures  and the
          letter  from  its  independent   auditors   required  by  Independence
          Standards  Board  Standard No. 1, as may be modified or  supplemented, and has discussed with its independent auditors its independence and;

     4)   Based on the  review  and  discussions  referred  to above,  the Audit
          Committee  recommended  to the  Board of  Directors  that the  audited financial  statements  be included in the Fund's Annual Report on Form
          10-K for the year ended December 31, 2003.

          Gerald B. Brenzel                           Robert M. Day
          Robert A. Guimbarda                         Gerald B. Thomas

RECOMMENDATION  OF THE BOARD:  The  foregoing  nominees for Director  will be presented for election by the Stockholders at the Annual Meeting of Stockholders
and the Board of Directors recommends that they be elected.

Assuming a quorum is present,  the  affirmative  vote of a majority of the votes cast by Stockholders eligible to vote at the meeting and present in person or by proxy is required to elect each of the nominees listed above.

Proposal No. 2 - Ratification of Auditor

The Audit  Committee  of the Board of  Directors  of NTS  Mortgage  Income  Fund
annually  considers  and  recommends  to the Board the  selection  of the Fund's independent  public  accountants.  As recommended by the Fund's Audit Committee, the Fund's Board of Directors on May 23, 2002 decided to no longer engage Arthur
Andersen LLP  ("Andersen")  as the Fund's  independent  public  accountants  and engaged Ernst & Young LLP to serve as the Fund's  independent public accountants for 2002. The  appointment of Ernst & Young for 2004 is subject to  ratification by the Fund's Stockholders at the Annual Meeting.

Andersen's reports on the Fund's consolidated financial statements for the years
2000 and 2001 did not contain an adverse  opinion or disclaimer of opinion,  nor were they  qualified or modified as to  uncertainty,  audit scope or  accounting principles.  Andersen's report on the Fund's consolidated  financial  statements for 2001 was  issued on April 1,  2002  containing  an  unqualified  opinion  in conjunction with the publication of the Fund's Annual Report to Shareholders and the filing of the Fund's Annual Report on Form 10-K.

During the Fund's two most recent  fiscal years and through May 23, 2002,  there were no  disagreements  with Andersen on any matter of accounting  principles or practices, financial statement disclosure, or auditing scope or procedure which, if not  resolved  to  Andersen's  satisfaction,  would  have  caused  it to make reference  to the  subject  matter in  connection  with its report on the Fund's consolidated  financial  statements for such years, and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

We traditionally  ask our Stockholders to ratify the selection of an independent auditor, even though your approval is not required.  Further, even if you do not approve the selection of Ernst & Young, we will not replace them for this fiscal year due to the added  expense and delay that would result from  replacing  them and  selecting a new auditor.  Instead,  the Audit  Committee  will consider the negative  vote as a direction  to consider a different  auditor  next year.  The selection  of Ernst & Young as our auditor must be ratified by a majority of the votes cast at the annual meeting.

A representative  of Ernst & Young is expected to be available during the Annual
Meeting. Such representative will have the opportunity to make a statement if he desires to do so and will be  available  to respond to  appropriate  Stockholder questions.

During the Fund's two most recent  fiscal  years and through May 23,  2002,  the
Fund did not consult Ernst & Young with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit  opinion  that might be rendered on the Fund's  consolidated  financial
statements,   or  any  other  matters  or  reportable  events  listed  in  Items
304(a)(2)(i) and (ii) of Regulation S-K

RECOMMENDATION OF THE BOARD: The Board of Directors  recommends  ratification of the designation of Ernst & Young LLP, an independent  public accounting firm, as auditor for the year 2004.

Audit Fees

The Fund estimates that the aggregate  fees billed by its  independent  auditors for  professional  services  rendered  in  connection  with (i) the audit of the
Fund's annual financial statements set forth in the Fund's Annual Report on Form
10-K for the year ended  December  31,  2003,  and (ii) the review of the Fund's quarterly financial statements set forth in the Fund's Quarterly Reports on Form
10-Q  for the  three  quarters  ending  on March  31,  2003,  June 30,  2003 and
September 30, 2003, respectively, totaled approximately $100,000.

For the year ended December 31, 2002, these fees totaled approximately $82,000.

Audit-Related Fees

The Fund paid Ernst & Young approximately  $1,000 for guidance in complying with the Sarbanes-Oxley Act of 2002 during the year ended December 31, 2003, compared with $0 for the year ended December 31, 2002.

Tax Fees

The Fund paid approximately  $15,000 for federal,  state and local tax planning, accounting  consultation,  tax return  preparation  and related  tax  assistance during the year ended December 31, 2003, compared with approximately $12,000 for the year ended December 31, 2002.

All Other Fees

There were no other services rendered by the Fund's independent auditors for the years ended December 31, 2003 and 2002.

Financial Information, Systems Design and Implementation Fees

The Fund paid no fees in this category for the most recent fiscal year.

Approval of Independent Auditor Services and Fees

Our Audit  Committee  has  reviewed  and approved all fees charged by the Fund's independent auditors,  and actively monitored the relationship between audit and non-audit  services provided by Ernst & Young. The Audit Committee has concluded that  the  provision  of  services  by  Ernst & Young  was  consistent  with the maintenance  of  the  external  auditors'  independence  in the  conduct  of its auditing functions. The Fund has adopted a policy that it would no longer engage its  primary  independent  auditors  for  non-audit  services  other than "audit related  services,"  as  defined by the SEC,  certain  tax  services,  and other permissible  non-audit  services as specifically  approved by the chairperson of the audit  committee  and  presented  to the full  committee at its next regular meeting.  The  policy  also  includes  limits on hiring  partners  of, and other professionals  employed  by,  Ernst & Young to ensure  that we satisfy the SEC's auditor independence rules.

Under the policy,  the Audit Committee must pre-approve all services provided by the Fund's  independent  auditors and fees charged.  The committee will consider annually  the  provision  of audit  services  and, if  appropriate,  pre-approve certain  defined audit fees,  audit  related fees,  tax fees and other fees with specific dollar value limits for each category of service.  During the year, the committee will periodically  monitor the levels of fees charged by Ernst & Young and compare these fees to the amounts previously approved.

Executive Officers

The  following  table  sets forth  information  with  respect  to the  executive officers of the Fund who are not directors.  Each officer is elected annually by the Board of Directors  and serves until his  successor is elected and qualified or until his death, resignation or removal by the Board of Directors.

                                                                                   Year First
                                            Principal Occupation(s)                 Elected A
Name                  Age                     During Past 5 Years                   Director
----                  ---                     -------------------                   --------

Neil A. Mitchell      45     Mr.   Mitchell   is   Vice   President   of   NTS     Secretary
                             Corporation,  with  responsibility  for  Finance,        and
                             Asset  Management and Investor  Services.  Before     Treasurer,
                             joining NTS in August  1987,  Mr.  Mitchell was a        1998
                             real   estate   loan   officer  of  PNC  Bank  in
                             Louisville, Kentucky.

Compensation of Directors and Executive Officers

Independent  Directors received a total of $60,000 in fees during the year ended
December 31, 2003.  Neither the Affiliated  Directors nor the Executive Officers
of the Fund received any  compensation  from the Fund in 2003,  nor will they in
2004. However, the Affiliated Directors will be reimbursed by the Fund for their travel expenses  incurred in connection with attending  meetings of the Board of
Directors.  The  Affiliated  Directors  and  Executive  Officers are  employees,
officers,   directors  and/or  beneficial  owners  of  the  Advisor  and/or  its affiliates and are compensated by such entities,  in part, for their services to the Fund.

Shareholdings by Directors and Executive Officers

As  of  May  3,  2004,  the  Directors  and  Executive  Officers  of  the  Fund,
individually and as a group, owned the number of Shares set forth below:

---------------------------------------------------- ---------------------------- -----------
                                                     Amount and Nature of         Percent of
Name of Beneficial Owner                             Beneficial Ownership         Class
---------------------------------------------------- ---------------------------- -----------

J.D. Nichols (1)                                     354,561.3854 (2)             11.12%

---------------------------------------------------- ---------------------------- -----------

All Directors and Executive Officers as a Group      354,561.3854                 11.12%

---------------------------------------------------- ---------------------------- -----------

(1)  Mr.  Nichols'  address is 10172 Linn  Station  Road,  Louisville,  Kentucky
     40223.

(2)  These Shares are owned of record by NTS  Corporation  and affiliates of Mr.
     Nichols,  including Barbara Nichols,  the wife of J.D.  Nichols,  ORIG, LLC
     ("ORIG"),   and  Ocean  Ridge  Investments,   Ltd.  ("Ocean  Ridge").   NTS
     Corporation  is wholly  owned  directly  and  through  certain  entities by
     Messrs.  Nichols and Lavin,  with respect to which Mr. Nichols holds voting and  investment  authority.  Mr.  Nichols  is the  manager  of ORIG and the
     Director  of the  general  partner  of Ocean  Ridge  and holds  voting  and investment authority over shares of the Fund owned by these entities.

Management Agreement

In 1997, the Fund entered into a property  management  agreement relating to the two development projects it fully owns, Fawn Lake, Virginia, and Lake Forest II,
Kentucky,  and the Lake Forest, Orlando project, which is 50% owned by the Fund.
Under this  agreement,  which  expires on December  31,  2008,  NTS  Residential
Management Company  (Residential  Management),  an affiliate of NTS Corporation, manages the development,  marketing and day-to-day operations of the properties.
Residential  Management  is to  be  reimbursed  for  the  actual  cost  of  such operations  and will  receive an Overhead  Recovery Fee of 3.75% of the net cash flow of the  properties.  During  the year ended  December  31,  2003,  the Fund incurred  approximately  $1,919,000  in expense  reimbursements  and $628,000 in
Overhead Recovery Fees.

Incentives

The  Management   Agreement  also  provides  the   opportunity  for  Residential
Management  to receive an incentive  payment.  If and when the cash flow becomes sufficient to bring  distributions to  Stockholders,  including those previously made,  equal to the amount of the original  investment,  Residential  Management will receive an incentive fee of 10% of the Net Cash Flow of the projects.

The  original  Stockholder  investment  in the  NTS  Mortgage  Income  Fund  was
approximately   $63,690,000.   As  of  December  31,  2003,   distributions   of
approximately $23,141,000 have been made.

Advances from Affiliates

As of  December  31,  2003,  accounts  payable  -  affiliates  of  approximately
$10,524,000 is owed to NTS Development  Company and  Residential  Management for
salary and overhead  reimbursements.  NTS  Development  Company and  Residential
Management  have agreed to defer amounts owed to them by the Fund as of December
31, 2003,  and those  amounts will accrue  during fiscal 2004 through the period ending  March 31,  2005,  other  than as  permitted  by the Fund's  cash  flows.
Management believes that NTS Development Company and Residential Management have the financial  ability to defer  amounts owed them by the Fund.  There can be no assurances that this level of support will continue past March 31, 2005.

Stockholder Proposals

We have not  received any  Stockholder  proposals  for  inclusion in this year's
Proxy  Statement.  Stockholder  proposals  for the 2005  Annual  Meeting  of the
Stockholders will not be included in the Fund's Proxy Statement for that meeting unless received by the Fund at its executive office in Louisville,  Kentucky, on or before January 9, 2005. These proposals must also meet the other requirements of the rules of the Securities and Exchange  Commission  relating to stockholder proposals.

OTHER MATTERS

As of the date of this Proxy Statement, the foregoing is the only business known to  management  to be acted upon at the Meeting.  However,  if other matters not known to  management  should  properly  come  before the  Meeting,  the  persons appointed  by the  signed  proxy  intend to vote in  accordance  with their best judgment.

                                          By the order of the Board of Directors,

                                          /s/ Neil A. Mitchell

                                          NEIL A. MITCHELL
                                          Secretary and Treasurer

---------------------------------------------------------------------------------
Englewood, Colorado
May 7, 2004

A copy of the NTS Mortgage  Income Fund 2003 Annual Report to the Securities and
Exchange  Commission on Form 10-K  ("Report")  will be supplied  without charge.
Requests for the Report should be directed to:

         NTS Mortgage Income Fund
         c/o NTS Corporation
         10172 Linn Station Road
         Louisville, Kentucky 40223

YOUR VOTE IS  IMPORTANT.  THE PROMPT  RETURN OF  PROXIES  WILL SAVE THE FUND THE
EXPENSE OF FURTHER REQUESTS FOR PROXIES.  PLEASE COMPLETE BOTH SIDES, SIGN, DATE
AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

The Fund's audited financial  statements for the period ended December 31, 2003, as well as  information  regarding  the  transactions  between  the Fund and NTS
Corporation  and its  affiliates,  included in the Fund's 2003 Annual Report,  a copy of which has been delivered  concurrently with Proxy Statement,  are hereby incorporated herein by reference.